                                                                     EXHIBIT 6.2

                       CONTRACT MANUFACTURING AGREEMENT

     THIS CONTRACT MANUFACTURING AGREEMENT is entered into as of April 7, 2000, by and between Retractable Technologies, Inc. ("RTI"), a corporation organized under the laws of the state of Texas with its principal place of business at 511 Lobo Lane, Little Elm, Texas 75068 and Nypro Precision Assemblies, Inc. ("NPA") a corporation organized under the laws of the State of California, with its principal place of business at Suite F, 505 Otay Valley Road, Chula Vista, California 91911.

     RECITALS:

A.   RTI has designed and developed certain medical Products (as defined below).

B. NPA, in conjunction with its wholly owned Mexican subsidiary ENSAMBLES NYPRO, S.A. de C.V. ("NPA - Mexico"), is in the business of toll manufacturing medical products for third parties.

C. RTI wishes to contract with NPA to toll manufacture the Products at the Tijuana Plant of NPA - Mexico located in Tijuana, Mexico.

D. In connection with the foregoing, RTI intends to purchase and consign to NPA certain machinery and equipment to be used by NPA and NPA - Mexico in the manufacture of the Products at the Tijuana Plant.

     NOW THEREFORE, in consideration of the mutual covenants contained herein, RTI and NPA agree to the following:

1.   DEFINITIONS:

     As used in this Agreement, the following terms shall have the following meanings:

     a. "Affiliates" shall mean (a) an entity controlled by a common parent that owns more than fifty percent of the voting stock of both such entity and one of the parties to this Agreement and (b) such parent company.

     b. "Approval Date" as to any particular Product, shall mean the date on which such Product has been cleared for marketing pursuant to a 510(k) submission to the FDA and all other necessary clearances, approvals or registrations from the FDA or other appropriate regulatory authorities have been obtained so as to enable the manufacture, distribution, marketing and sale of such Product.

     c. "Batch" with respect to any of the Products, refers to a separate and distinct quantity of such Product processed under continuous and identical conditions and designated by a batch or lot number and an expiration date.

     d. "Certificate of Compliance" shall mean a document certifying that a Batch of a particular Product or Molded Component meets all Specifications or other requirements therefor, as the case may be, which Certificate is dated and signed by a duly authorized representative of the Quality Control or Quality Assurance department of the party rendering the same.

________________________________________________________________________________
April 7, 2000  RTI - NPA Agreement  Confidential  Page 1 of 17 RTI T.S. NPA F.V.
                                                                   ---      ---

     e. "Chula Vista Facility" shall mean the facility of NPA located at Suite F, 505 Otay Valley Road, Chula Vista, California 91911.

     f. "Contract Anniversary Date" shall mean the first day of May. By way of illustration, the first contract Anniversary Date shall be May 1, 2001 and the Second Contract Anniversary Date shall be May 1, 2002.

     g. "Contract Year" shall mean, with respect to each year, the period May 1 through the following April 30. By way of illustration, the Second Contract Year shall commence on May 1, 2000 and shall run through April 30, 2001.

     h. "Cost of Assembly" shall mean the fully absorbed or total manufacturing cost to NPA of assembling Products under the terms of this Agreement, calculated in accordance with United States generally accepted accounting principles consistently applied.

     i. "Equipment" shall mean the machinery and equipment identified on Schedule A hereto and any production, testing, manufacturing or other machinery and equipment provided to NPA or its Affiliates on a consignment basis by RTI for the purpose of assembling RTI Products.

     j. "FDA" shall mean the United States Food and Drug Administration, or any successor body.

     k. "CGMP" shall mean current good manufacturing practice as required by the regulations of the FDA.

     l.   "RTI" shall mean Retractable Technologies, Inc.

     m. "Molded Components" shall mean any item listed on Schedule B hereto (as such Schedule may be amended from time to time by mutual agreement between the parties), which are produced and supplied by RTI to NPA for incorporation into the Products.

     n. "Initial Term" shall mean that period commencing on April 7, 2000 and ending on April 6, 2001.

     o. "Maximum Volume Commitment" shall mean the maximum amount of Product which NPA shall be required to process for RTI in any given Contract Year (unless otherwise mutually agreed to by the parties in writing), pursuant to Section 7 hereof.

     p. "Minimum Volume Commitment" shall mean the minimum amount of Product which RTI shall order from NPA in any given Contract Year (unless otherwise mutually agreed to by the parties in writing), pursuant to
          Section 7 hereof.

     q.   "NPA" shall mean Nypro Precision Assemblies, Inc.

     r.   "NP" - Mexico" shall mean Ensambles Nypro, S.A. de C.V.

     s. "Other Materials" shall mean all raw materials (other than RTI Molded Components) utilized in the manufacture of the Products.

________________________________________________________________________________
April 7, 2000  RTI - NPA Agreement  Confidential  Page 2 of 17 RTI T.S. NPA F.V.
                                                                   ---      ---

     t. "Products" or "Product" shall mean the Products set forth on Schedule C hereto, as the same shall be amended in writing from time to time by the mutual agreement of RTI and NPA.

     u.   "Purchase Orders" shall have the meaning set forth in Section 6 below.

     v. "Shipment Instruction" shall mean the written shipment instructions pursuant to which RTI shall direct NPA to ship Product; provided, however, that in the event of any conflict between the terms of such Shipment Instructions and the terms of this Agreement, the terms of this Agreement shall be controlling.

     w. "Specifications" of a particular Product shall mean the specifications for such Product stated in the "RTI Assembly Product Specification" as set forth in Schedule D, as the same may be amended from time to time in writing by the mutual agreement of RTI and NPA.

     x. "Technology" shall mean that technology (including technical, scientific, industrial information or knowledge, confidential information and expertise) in relation to the formulation and composition of any of the Products and the processes, means and procedures for the manufacture and production of Products utilizing any of the Molded Components and/or any of the Other Materials.

     y. "Tijuana Plant" shall mean the manufacturing plant owned and operated by NPA - Mexico at 2 do Eje Oriente Poniente #20581 Cd. Industrial Nueva Tijuana Otay Tijuana, B.C.C.P. 22500 Mexico.

     z.   "Trademarks" shall mean the trademarks set forth on Schedule E hereto.

     aa. "Defects in Workmanship" shall mean making products which do not meet specifications established by the RTI.

2.   MANUFACTURING SERVICES

     Subject to the terms and conditions of this Agreement, NPA shall, and shall cause NPA - Mexico, to manufacture Product at the Tijuana Plant for RTI pursuant to applicable Purchase Orders utilizing the Technology and in accordance with the Specifications provided by RTI.

3.   EQUIPMENT; INITIAL START-UP; ONGOING MAINTENANCE

     a. RTI will provide the Equipment for assembly of the Products to NPA on a consignment basis, for installation and use at the Tijuana Plant. RTI will be responsible, at its cost, for arranging shipment of the Equipment to the Tijuana Plant, and will coordinate and arrange for the installation, debugging and validation of the Equipment, all with assistance from NPA.

     b. All validation documents related to the Equipment shall be the sole property of RTI. To the extent that any of such documentation is required to be maintained and updated at the Tijuana Plant, NPA shall properly maintain and update the same in accordance with all applicable FDA rules and regulations, and shall forward to RTI all such copies of such documentation as RTI shall request. At the termination of this Agreement all of such validation documentation shall be promptly returned to RTI at RTI's cost. NPA may retain a copy of all validation documentation for archival purposes.


________________________________________________________________________________
April 7, 2000  RTI - NPA Agreement  Confidential  Page 3 of 17 RTI T.S. NPA F.V.
                                                                   ---      ---

     c. RTI will be responsible for providing the initial training of NPA's staff in the operation and maintenance of the Equipment and in connection therewith shall arrange for the provision to NPA of all necessary training manuals and maintenance guides required for operation of the Equipment and continual training by NPA of new employees.

     d. NPA agrees that all of such Equipment will be used exclusively for the manufacture of the Products. Use of the Equipment for any other purposes may occur only with the prior written consent of RTI.

     e. NPA will be responsible for maintaining the Equipment in a reasonable manner by adherence to equipment use and maintenance guidelines provided by the manufacturer of the equipment. NPA agrees further to use only those operators and mechanics who have been trained in the proper and appropriate use and care of the Equipment pursuant to
          Section 3(c) above.

     f. RTI shall reimburse NPA for all reasonable maintenance costs of the Equipment, including purchasing a reasonable spare parts inventory and providing for any needed factory servicing, provided that NPA shall provide to RTI appropriate invoices or other documentation detailing such costs, in form reasonably satisfactory to RTI.

     g. RTI will retain ownership of the Equipment at all times during and after the term of this Agreement. Upon termination of this Agreement, NPA will promptly return the Equipment to RTI at such location in the United States of America as RTI shall designate. NPA shall ensure that upon the termination of this Agreement, for whatever reason, the Equipment is returned to RTI in good working order, subject to normal wear and tear, and is shipped in an appropriate commercial manner, by carrier reasonably acceptable to RTI. In the event that this Agreement is terminated for any reasons the cost for the return of the Equipment to RTI shall be borne by RTI, except in the event that NPA terminates this Agreement for convenience.

     h. NPA will use its best efforts and take all such actions as are necessary or appropriate to identify the Equipment as the property of RTI and to secure the ownership, right, title and interests of RTI in and to the Equipment under the applicable state and federal laws of the United States and Mexico.

4.   MOLDED COMPONENTS AND OTHER MATERIALS

     a. RTI shall provide to NPA all RTI Molded Components necessary to produce the Products. In addition, RTI shall provide to NPA all Other Materials required to produce the Products, except as otherwise provided for in Section 4 (b) below.

     b. Notwithstanding the provisions of Section 4(a) above, NPA and RTI may agree from time to time that certain Other Materials will by purchased by NPA on behalf of RTI. In no case shall such a purchase be made except pursuant to prior written agreement. In the event of such a purchase, NPA shall provide to RTI copies of invoices or other statements detailing such purchases in a form reasonably complete and satisfactory to RTI. Upon the receipt of such documentation, RTI shall promptly reimburse NPA for all costs incurred by NPA in connection with the purchase of such Other Materials for the account of RTI. In such case, NPA shall be responsible for ensuring that all of such Other Materials meet all Specifications and are otherwise in compliance with all

________________________________________________________________________________
April 7, 2000  RTI - NPA Agreement  Confidential  Page 4 of 17 RTI T.S. NPA F.V.
                                                                   ---      ---
          applicable FDA standards for use in the Products, all in a manner consistent with the provisions of this Section 4.

     c. All RTI Molded Components and all Other Materials provided or arranged to be provided by RTI hereunder shall be delivered to NPA at the Chula Vista Facility. All RTI Molded Components shall be packed in double bagged clear poly bags with each bag labeled stating RTI part number, lot number and quantity therein. RTI will assure suitable packing of RTI Molded Components so as to withstand all reasonable handling.

     d. RTI will ensure that all shipments of RTI Molded Components are accompanied by shipping papers specifying the part numbers and lot numbers and quantity of the shipment as well as a Certificate of Compliance in respect thereof. It shall be the responsibility of the party ordering any Other Materials (whether RTI or NPA) to ensure that a Certificate of Compliance in respect of such Other Materials is sent to the other party.

     e. NPA will complete a receiving report upon receipt of each shipment from RTI. If there is a discrepancy between the receiving report and the shipping papers for any RTI Molded Components or any Other Materials ordered or provided by RTI, then NPA shall notify RTI immediately by fax. The notice shall detail the discrepancy and provide all necessary information regarding the shipment. RTI shall be responsible for resolving any such discrepancy and locating any lost items. In the event of such a discrepancy, NPA shall not assemble any portion of the shipment until directed in writing by RTI to do so.

     f. NPA may refuse to accept or to process damaged or improperly packaged RTI Molded Components or any Other Materials provided or ordered by RTI within seven (7) days of receipt thereof. NPA shall notify RTI immediately in writing of any refusal to accept shipment immediately upon refusing shipment. The notice shall detail the reason for the refusal and should be accompanied by the appropriate shipping papers and Certificate of Compliance as well as any samples or pictures which would demonstrate the reason given. RTI shall investigate the complaint and respond to the NPA complaint. RTI shall provide NPA with any written report resulting from such investigation. In the event the complaint is deemed justified and the material is unusable, RTI shall be responsible for procuring replacement material as quickly as possible. In the event that the complaint is not deemed justified, the parties shall meet to resolve the matter, negotiating in good faith.

     g. RTI agrees to supply to the Chula Vista Facility all RTI Molded Components and required Other Materials not less than one week prior to the scheduled week for assembly thereof.

     h. RTI will retain ownership of the Molded Components and Other Materials at all times during and after the term of this Agreement. Upon termination of the Agreement, NPA will promptly return all unused Molded Components and Other Materials to RTI at such location in the United States of America as RTI shall designate. NPA shall ensure that upon the termination of this Agreement, the Molded Components and Other Materials are returned to RTI in substantially the same condition and packaged in the same manner as when received by NPA and are shipped in an appropriate commercial manner, by carrier reasonably acceptable to RTI. The party responsible for the cost of the return of Equipment to RTI under Section 3(g) shall also be responsible for the shipping cost for the return to RTI of the Molded Components and Other Materials.

________________________________________________________________________________
April 7, 2000  RTI - NPA Agreement  Confidential  Page 5 of 17 RTI T.S. NPA F.V.
                                                                   ---      ----

     i. NPA agrees that RTI shall be entitled to store at the NPA facility, at no cost to RTI, quantities of RTI Molded Components and Other Materials sufficient for fifteen (15) days of assembly of Products, as detailed in the Forecasts described in Section 5 below. NPA shall use appropriate care and diligence in storing such RTI Molded Components and Other Materials, and shall keep the same in a segregated area in the NPA facility. NPA will use its best efforts and take all such actions as are necessary or appropriate to identify the RTI Molded Components and Other Materials as the property of RTI and to secure the ownership, right, title and interests of RTI in and to the RTI Molded Components and Other Materials under the applicable state and federal laws of the United States and Mexico. Notwithstanding the foregoing, RTI shall bear the risk of loss or damage for the RTI Molded Components and Other Materials stored at the NPA facility.

5.   FORECASTS

     a. RTI shall deliver to NPA, within thirty (30) days after the execution of this Agreement, a non-binding, but best estimate, forecast of orders for Products for the First Contract Year, broken out on a calendar quarter basis. Thereafter, not later than sixty (60) days prior to each Contract Anniversary Date, and subject to the applicable Maximum Volume Commitments and Minimum Volume Commitments, RTI shall deliver to NPA a non-binding, but best estimate, forecast of order for Products for the subsequent Contract Year, broken out in the same manner as for the First Contract Year.

     b. RTI shall deliver to NPA, thirty (30) days prior to the commencement of each month in a Contract Year, a binding Purchase Order of Product to be assembled by NPA during said month and a best estimate forecast of Product to be assembled by NPA during each of the two months following said month. However, RTI shall deliver a binding Purchase Order for assembly work to be performed during the first month of the First Contract Year not less than 30 days in advance of such month.

6.   PURCHASE ORDERS

    Orders for NPA to assemble Product shall be placed by RTI by means of written purchase orders ("Purchase Orders") in a form reasonably acceptable to both RTI and NPA, accompanied by Shipment Instructions, which shall be delivered by RTI to NPA at its designated address. All such Purchase Orders shall conform with the requirements as to price and quantity that are set forth elsewhere in this Agreement. In the event of any conflict between the terms of any such Purchase Order or Shipment Instructions and the terms of this Agreement, the provisions of this Agreement shall control unless the parties have specifically agreed in writing otherwise. NPA shall confirm in writing to RTI each Purchase Order within (5) days of its receipt of such order. For confirmed purchase orders, RTI shall not issue any change orders pertaining to shipments within the
(15) days of the date of scheduled shipment.

7.   MINIMUM AND MAXIMUM ORDERS

     a. Set forth on Schedule H hereto is the Minimum Volume Commitment for each Product for the Initial Contract Year, subject to the Approval date for each particular Product.

     b. Set forth on Schedule H hereto is the Maximum Volume Commitment for each Product for the Initial Contract Year, subject to the Approval Date for each particular Product.

________________________________________________________________________________
April 7, 2000  RTI - NPA Agreement  Confidential  Page 6 of 17 RTI T.S. NPA F.V.
                                                                   ---      ---

     c. Not later than ninety (90) days prior to each Contract Anniversary Date, the parties shall review and agree upon revised Minimum Volume Commitments and Maximum Volume Commitments, on a product-by-product basis, for the succeeding Contract Year. In the event that the parties do not agree upon such revised commitments for a subsequent Contract Year, then the existing Minimum Volume Commitments and Maximum Volume Commitments shall remain in effect for such subsequent Contract Year.

8.   PURCHASE PRICE FOR PRODUCT

     a. The purchase price for each of the Products for the First Contract Year shall be as set forth on Schedule G attached hereto. Not later than ninety (90) days prior to each Contract Anniversary Date the parties shall review the pricing for the subsequent Contract Year. In the event that NPA's Cost of Assembly for assembling the Products shall have increased or decreased during the prior twelve months, then the parties shall adjust the purchase price for Products for the next Contract Year, either upward or downward, to reflect such changes in NPA's Cost of Assembly during the prior twelve months. Notwithstanding the foregoing, in no event shall the price on any particular product be increased or decreased in any Contract Year by more than five percent (5%) from the preceding Contract Year.

     b. In conducting the foregoing review of the purchase price, NPA shall make available to RTI such books, records and evidence as NPA shall provide to analyze the change in NPA's Cost of Assembly and justify a change in pricing.

     c. NPA will invoice after delivery of Products in accordance with RTI's Shipping Instructions, and payment will be due within thirty (30) calendar days after the date of invoice, without deduction or offset, in United States dollars and delivered to NPA at the address stated on the invoice.

9.   SHIPMENT OF PRODUCT

     a. Upon receipt and acceptance of a Purchase Order from RTI, NPA shall use its best efforts to ship Products from the Chula Vista Facility to RTI or other site designated by RTI in the Shipment Instructions within seven (7) days of the shipment date specified in such Purchase Order.

     b. The shipment and delivery of the Products by NPA as provided in Paragraph 9(a) above shall be by a freight company approved by RTI and shall meet the FDA requirements for delivery of non-sterile medical device Products. RTI shall pay for all freight, F.O.B. the Chula Vista Facility, and for all insurance costs.

10.  QUALITY CONTROL: ACCEPTANCE OF PRODUCTS AND PRODUCT COMPLAINTS

     a. NPA shall perform the quality control tests on the Products as prescribed by RTI for the assembled components and/or packaged devices. NPA shall provide RTI with advance written notice of any proposed changes to the method of manufacture, associated facilities or other validated processes associated with any of the Products. All changes to process shall require written prior authorization from RTI.

________________________________________________________________________________
April 7, 2000  RTI - NPA Agreement  Confidential  Page 7 of 17 RTI T.S. NPA F.V.
                                                                   ---      ---

     b. NPA shall label the Products as outlined in quality control procedures and instruction manuals provided by RTI. A copy of the Certificate of Compliance to each Batch of Product shipped to RTI will be sent to RTI upon shipment from NPA, pursuant to Section 9(a) above.

     c. NPA will comply with all CGMP and other FDA and other regulatory requirements applicable to the processing of Products at NPA and NPA-Mexico facilities. RTI shall be entitled to conduct audits with or without notice to NPA to assure compliance with said requirements. During any such audit contemplated by this subsection RTI shall, in order to ensure that NPA and NPA-Mexico comply with CGMP and other FDA and other regulatory requirements applicable to the processing of the Products, have the right: (i) to inspect manufacturing facilities of NPA and NPA-Mexico; (ii) to inspect quality control procedures; and
          (iii) to review any records maintained pursuant to this Agreement.

     d. In the event that (i) any Products are returned to RTI by its customers alleging that said Products are defective or (ii) RTI receives any other Product complaints from its customers or (iii) receives or is informed of any Product complaint from any consumer, then RTI shall notify NPA in writing, specifying the manner in which said Products are claimed to be defective or the nature of the complaint. Upon receipt of such notification NPA shall, and shall cause its Affiliates to, provide all reasonable assistance to RTI in investigating and analyzing the Product complaints. NPA shall promptly provide to RTI a written report within ten (10) days of its determination and conclusion with respect to the Product complaint.

     e. Except for returns of Product which fail to meet the Specifications or other requirements set forth in this Agreement, the parties understand and agree that the Products are made-to-order for RTI and that there shall therefore be no returns whatsoever for credit of properly manufactured Products which meet those Specifications and requirements and are timely delivered in accordance with Purchase Orders.

11.  PRODUCT WARRANTY AND RECALLS

     a.   PRODUCT WARRANTY

          NPA warrants that the Products assembled for RTI under this Agreement will be, at the time of delivery to RTI, free from any liens or other defects in title, will conform to the applicable specifications set forth by RTI, and will be free from material defects in workmanship (and materials, if NPA is responsible for procuring materials from its own sources) under normal use and service. NPA will not, however, be responsible for, and this warranty will not apply to any defects in the Products arising out of RTI's design or the use of materials or components that RTI furnished to NPA or directed NPA to use. A claim under this warranty must be made by RTI in writing within 2 months from the date of delivery of the applicable units of Product. NPA's obligations to RTI under this warranty are as follows:

          i.   RETURNS

               A. NPA will, at its option, repair or replace without charge to RTI any of Products found to be defective within the terms of this warranty if RTI returns it, freight prepaid to NPA. At NPA's option, however, NPA may also elect to accept

________________________________________________________________________________
April 7, 2000  RTI - NPA Agreement  Confidential  Page 8 of 17 RTI T.S. NPA F.V.
                                                                   ---      ---
                    return of the Product and refund to RTI the purchase price RTI paid for such product. Repaired or replaced Product will carry this same warranty for the balance of the warranty period.

               B. NPA will not be required to ship replacement Products until NPA has confirmed through examination that the returned units are defective within the terms of this warranty. NPA will pay freight costs to shop any repaired or replacement units to RTI. If NPA is unable to repair or replace the returned units within a reasonable time, then RTI will be entitled to the refund of its purchase price for the units.

               C. This warranty does not apply to any defect attributed to purchased components specified by RTI, or to any units of Product which NPA determines have been subjected by a party other than NPA to: operating or environmental conditions beyond those normally expected for the Product based upon the materials specified, improper application, improper maintenance or repair, alteration, accident or any other negligent omission in use or handling.

               D. Products returned to NPA which NPA determines are not defective within the terms of this warranty will be returned to RTI, and RTI will reimburse NPA upon invoice for return transportation charges and NPA's normal hourly charge applicable to inspection of the Product.

               E. Purchased components of the Products specified by RTI are warranted only to the extent, and subject to the terms of the original warranty given by the manufacturer to NPA. NPA's sole obligation with respect to such components shall be, at RTI's expense, to prosecute on behalf of RTI all warranty claims against such component manufacturers upon receipt of written authorization of RTI.

     b.   RECALLS

          i. If RTI determines that a Product should be recalled for any reason, including without limitation an FDA request for a recall or a voluntary product withdrawal, RTI shall give written notice to NPA specifying its reasons for the necessity of a recall (the "Recall Notice").

          ii. In the event that RTI believes that the reason for such Product recall is a defect in the Product caused by the failure of the Product to meet appropriate Specifications upon shipment by NPA, then RTI shall so specify in the Recall Notice.

          iii. If NPA agrees with RTI's determination of fault on the part of NPA as stated in such a Recall Notice, then NPA shall, at the option of RTI, either:

               A. use all reasonable efforts to replace all Product so recalled within sixty (60) days from the date of the Recall Notice; or

________________________________________________________________________________
April 7, 2000  RTI - NPA Agreement  Confidential  Page 9 of 17 RTI T.S. NPA F.V.
                                                                   ---      ---

               B. refund to RTI the purchase price RTI paid for the recalled Products, or credit RTI the amount NPA invoiced RTI for the recalled Products.

          iv. In all other cases, if, within ten (10) days from the date that NPA receives the Recall Notice, RTI and NPA have not reached an agreement concerning RTI's determination as to the fault of NPA in connection with such recall, then the parties shall submit the recalled Product to a mutually acceptable independent laboratory for a written report (the "Recall Report"), the cost of which shall be paid by the party against whom the disagreement is resolved. In the event that the Recall Report resolves the disagreement against NPA, then RTI shall be entitled to the remedies provided for in Section 11(b)(iii). In the event that
                                                         -
               the Recall Report resolves the disagreement in favor of NPA, then NPA shall have no obligation to RTI with respect to replacement of the Product or reimbursement of expenses in connection therewith. Notwithstanding the foregoing, nothing herein shall in any way be deemed to limit or restrict the right of RTI to implement a recall at its sole discretion for any reason, and should it elect to do so, then NPA shall cooperate with RTI in connection with such recall as elsewhere provided in this Section 11(b).

          v. With respect to any recall, RTI shall contact the FDA and shall be responsible for coordinating all of the necessary activities in connection with such recall, Product withdrawal, or field correction, and shall make all statements to the media, including but not limited to, press releases and interviews for publication or broadcast. NPA, as instructed by RTI, will use its best efforts to cooperate in all investigations involving any recall, Product withdrawal, or field correction of any Product.

          vi. NPA shall immediately notify RTI of any inspections by the FDA including, without limitation, inspections as a result of a recall or any other regulatory issue relating to any of the Products. NPA shall also have the duty to immediately notify RTI if it becomes aware, or reasonably should have become aware, of any concern that may affect the function or safety of any of the Products.

     c. NPA's liability to RTI for damages due to any return or recall of Products shall not exceed the total price RTI paid NPA for the Products at issued in RTI's claim. This limitation will apply regardless of the form of the action (i.e. whether the lawsuit is in contract or in tort, including negligence).

12.  TRADEMARKS AND LABELING

     a. The Trademarks shall remain the exclusive property of RTI. NPA and its Affiliates shall use the Trademarks only in accordance with RTI instructions and acceptable trademark practices. Nothing contained herein shall impose any obligation upon RTI or any of its affiliates to register or otherwise maintain in force any of the Trademarks.

     b. NPA shall label each of the Products in accordance with the labeling instructions provided by RTI and shall not affix or apply to any of the Products any trademark or other name, logo or emblem without the prior written permission of RTI.

     c. Nothing contained herein shall be construed as conferring any license in favor of NPA or its Affiliates to any other trademarks owned or claimed to be owned by RTI or any of its Affiliates.

________________________________________________________________________________
April 7, 2000 RTI - NPA Agreement  Confidential  Page 10 of 17 RTI T.S. NPA F.V.
                                                                   ---      ---

     d. NPA shall promptly bring to the attention of RTI any improper or wrongful use of any of the Trademarks which may come to the attention of NPA.

13.  RELATIONSHIP OF RTI AND NPA

     The relationship between RTI and NPA that is created by this Agreement shall be that of vendor and purchaser, and not that of principal and agent. In the performance of this Agreement, neither party shall have the authority to assume or create any obligation or responsibility, either express or implied, on behalf of or in the name of the other party, or to represent or bind the other party in any manner whatsoever.

14.  REPRESENTATIONS AND WARRANTIES OF RTI

     RTI hereby represents and warrants to NPA as follows:

     a. RTI has the corporate power and authority to execute, deliver and perform this Agreement and the transactions contemplated hereby. The execution and delivery of this Agreement have been duly authorized by RTI. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not violate or conflict with any provision of RTI's Articles of Incorporation or by-laws or, to the best of its knowledge, any agreement, instrument, law or regulation to which RTI is bound. No approvals of authorizations of this Agreement or of the acts or transactions contemplated hereby is required by law or otherwise in order to make this Agreement binding upon RTI. This Agreement, and all other instruments required hereby to be executed and delivered to NPA by RTI are now, or when delivered will be, the legal, valid and binding instrument of RTI.

     b. RTI has, or at the time of placing Purchase Orders for a particular Product will have, all approvals required to fulfill, satisfy and perform its obligations set forth in this Agreement.

     c. RTI warrants that is has full power and authority to enter into this Agreement, has title and interest in the Technology, the Product design, the Specifications, and the manufacturing processes. RTI further warrants that it has the power to authorize NPA to use the same in connection with NPA's performance under this Contract.

     d. OTHER THAN AS EXPRESSLY STATED ABOVE IN THIS SECTION 14, RTI MAKES NO REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY.

15.  REPRESENTATIONS AND WARRANTIES OF NPA

     NPA hereby represents and warrants to RTI as follows:

     a. NPA has the corporate power and authority to execute, deliver and perform this Agreement and the transactions contemplated hereby. The execution and delivery of this Agreement have been duly authorized by NPA. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not violate or conflict with any provision of NPA's Articles of Incorporation or by-laws or, to the best of its knowledge, any agreement, instrument, law or regulation to which NPA is bound. No approvals of authorizations

________________________________________________________________________________
April 7, 2000 RTI - NPA Agreement  Confidential  Page 11 of 17 RTI T.S. NPA F.V.
                                                                   ---      ---
          of this Agreement or of the acts or transactions contemplated hereby is required by law or otherwise in order to make this Agreement binding upon NPA. This Agreement, and all other instruments required hereby to be executed and delivered to RTI by NPA are now, or when delivered will be, the legal, valid and binding instrument of NPA.

     b. NPA-Mexico has the corporate power and authority to perform all obligations contemplated to be performed by it under this Agreement. The performance by NPA-Mexico of its obligations contemplated under this Agreement does not and will not violate or conflict with any provisions of any organizational or corporate documents of NPA-Mexico, or to the best knowledge of NPA or any of NPA's Affiliates, of any agreement, instrument, law or regulation to which NPA-Mexico is bound. No approvals or authorizations are required by law or otherwise in order for NPA-Mexico to perform all obligations contemplated to be performed by it under this Agreement. This Agreement shall not impede on any rights to sell, ship, market, manufacture RTI products in Mexico that RTI had prior to the signing of this Agreement.

     c. NPA and its affiliates have all permits required to fulfill, satisfy and perform its obligations and responsibilities set forth in this Agreement.

     d. All Products manufactured and shipped to RTI pursuant to this Agreement will be manufactured, packaged, tested and stored in accordance with the requirements of the then CGMP in an FDA approved facility, and will at the time of shipment be free from defects in workmanship.

     e. OTHER THAN AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NPA EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, GUARANTEES OR REMEDIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

16.  INDEMNIFICATION

     a. NPA hereby agrees to indemnify, defend and hold harmless RTI and any Affiliates of RTI from any and all loss (except direct reprocurement costs and consequential loss, such as, for example, loss of business or of profits), compensatory loss for personal injury, liability, damage, claim, cost and expense (including, without limitation, reasonable costs of defense and settlement) arising from or in connection with:

          i. the breach of any of NPA's representations and warranties made under this Agreement;

          ii. the breach by NPA or any of its Affiliates of any undertaking, covenant or obligation hereunder of NPA or its Affiliates; and

          iii. any claim asserted against RTI at law or equity by any person, which arises at the Tijuana Plant or the Chula Vista Facility, provided that such damage or injury does not arise from any defects in Equipment or RTI Molded Components supplied by RTI (unless caused by NPA's failure to maintain or handle properly such Equipment or RTI Molded Components). Specifically excluded from claims under this subsection (iii) shall be claims made by any person who is an employee or agent of RTI who is on such premises in a business capacity for RTI and who is otherwise covered by workman's compensation or other similar insurance provided by RTI.

________________________________________________________________________________
April 7, 2000 RTI - NPA Agreement  Confidential  Page 12 of 17 RTI T.S. NPA F.V.
                                                                   ---      ---

     b. RTI hereby agrees to indemnify, defend and hold harmless NPA and any Affiliates of NPA from any and all loss (except for consequential loss, such as, for example, loss of business or of profits), liability, damage, claim, cost and expense (including without limitation, reasonable costs of defense and settlement) arising from or in connection with:

          i. the breach of any of RTI's representations and warranties made under this Agreement;

          ii. the breach by RTI of any undertaking, covenant, or obligation hereunder of RTI;

          iii. any product liability or claim of failure of the Products made by a third party, unless resulting solely and directly from a Defect in Workmanship attributable to NPA; and

          iv. any claim that (a) the design of any of the Products, (b) any engineering or manufacturing process that RTI directs NPA to use, or (c) any materials or components required by RTI to be used in or with the Products, infringes any third party's patent, copyright, trade secret or other intellectual property right.

     c. Except as otherwise provided in Section 19 (d) herein, the parties specifically agree that neither of them shall be liable to the other, or the other's respective Affiliates, for lost revenues or profits, or for any other similar consequential damages, whether indirect, special or incidental, even if such damages were foreseeable or the party seeking indemnification had informed the indemnifying party of their potential.

     d. Each party hereto shall give prompt written notice to the other of any actual or threatened claim which might give rise to a claim for indemnification hereunder. If the facts giving rise to any indemnification hereunder shall involve any actual or threatened claim or demand by any third party against either party hereto (the "Indemnitee"), shall give notice of such fact to the other party against whom such claim for indemnification is or will be made (the "Indemnitor"). The Indemnitor shall then be entitled (without prejudice to the right of the Indemnitee to participate at its own expense through counsel of its own choosing) to defend such claim in the name of the Indemnitee at the expense of the Indemnitor and through any counsel of the Indemnitor's own choosing, reasonably satisfactory to the Indemnitee, if the Indemnitor gives written notice of its intention to do so to the Indemnitee within thirty (30) days after receipt of the aforesaid notice from the Indemnitee. Whether or not the Indemnitor chooses to defend any such claim, all parties hereto shall cooperate in the defense thereof and shall furnish such records, information and testimony, and attend such conferences, discovery proceedings, hearings, trials, and appeals, as may be reasonably required in connection therewith. No claim shall be settled for which any Indemnitor shall be liable without the consent of the Indemnitor, which consent shall not be unreasonably withheld.

17.  CONFIDENTIALITY

     a. Each party agrees that neither it nor any of its Affiliates will disclose any confidential information of the other party that it may acquire at any time during the term of this Agreement without the prior written consent of such party. Each party agrees to use all reasonable efforts to prevent unauthorized publication or disclosure by any person of such confidential information, including

________________________________________________________________________________
April 7, 2000 RTI - NPA Agreement  Confidential Page 13 of 17  RTI T.S  NPA F.V.
                                                                   ---      ----
         requiring its or its Affiliates' employees, consultants or agents to enter into similar confidentiality Agreements in relation to such confidential information.

     b. The obligations undertaken by each party under this section shall continue in force for a period of five years following the termination or expiration of this Agreement.

     c. The obligations contained in this section do not apply to any information:

         i. which, at the time of receipt by a party, was already generally known in the medical device industry through no breach of any duty of confidentiality by such party to the other party;

         ii. which a party can establish to have been known to it at the time of receipt from the other party and not to have been acquired directly or indirectly from the other party;

         iii. acquired by a party from a third party through no breach of any duty of confidentiality by such party to the other party;

         iv. required by law to be provided to governmental agencies, but any such disclosure shall be only for the purpose of providing such information to such governmental agencies; and

         v. disclosed to an affiliate of NPA for purposes consistent with this Agreement.

18.  INTELLECTUAL PROPERTY RIGHTS

     NPA acknowledges and agrees that RTI owns, or has the right to use, the Technology and all industrial and intellectual property rights of any kind in relation to the Technology including patents, registered or other designs, copyrights, the Trademarks and any trade names, manufacturing and assembly methodologies and techniques, and any other confidential information related to the assembly of the Products. Nothing contained in this Agreement shall be effective to give NPA or any of its Affiliates any rights of ownership in or to the Technology or any intellectual property relating to the Technology. The Technology and related intellectual property and confidential information is provided to NPA under this Agreement for the sole purpose of enabling NPA to assemble the Products for RTI under this Agreement.

19.  TERMS, RENEWAL, AND TERMINATION OF AGREEMENT

     a. This Agreement shall run for the Initial Term and thereafter shall automatically renew for additional successive terms of one year, unless terminated pursuant to the provisions of this Agreement.

     b. Either party may terminate this Agreement effective at the end of any Contract Year by serving on the other party written notice of its intent to terminate at least ninety (90) days prior to the next Contract Anniversary Date.

     c.   This Agreement also may be terminated by notice in writing;

          i. by either party if the other party shall default in the performance of any obligation under this Agreement and such default shall continue for a period of not less than thirty (30) days after written notice specifying such default shall have been given;
________________________________________________________________________________
April 7, 2000 RTI - NPA Agreement  Confidential Page 14 of 17  RTI T.S  NPA F.V.
                                                                   ---      ----

          ii. immediately by either party if the other party i) discontinues or dissolves its business; ii) becomes insolvent; iii) makes an assignment for the benefit of creditors or other arrangement pursuant to any bankruptcy law; iv) institutes or permits to be instituted against it legal proceedings seeking receivership, trusteeship, bankruptcy, reorganization, readjustment of debt, or any similar legal proceedings; or v) if a receiver is appointed for the for the business and such receiver is not discharged within thirty (30) days.

          iii. immediately by either party if all or a major part of the assets of the other party are disposed of or acquired by any other person.

     d. Immediately upon termination of this Agreement, RTI shall accept and pay for:

          i. any Other Materials ordered by NPA, pursuant to instructions given under Section 4(b) hereof;

          ii. all finished Products in transit and in NPA's inventory at the close of business on the effective date of termination, provided that the same have been assembled pursuant to valid Purchase Orders;

          iii. NPA's Cost of Assembly for all work-in-process on Products at the close of business on the effective date of termination, such Cost to be pro-rated to reflect the actual percentage of work completed on such work-in-process, provided that such work-in-process shall have been ordered pursuant to valid Purchase Orders, and

          iv. In the event RTI terminates this Agreement with 90 days notice, RTI shall pay NPA direct labor costs NPA would have incurred in its performance of the forecasted orders for the 90 day period following the date of notification of termination. In the event that RTI terminates this Agreement with less than ninety (90) days notice, RTI shall pay the actual severance costs incurred by NPA due to the unplanned termination.

     e. Upon termination or expiration of this Agreement, the parties shall as soon as possible reconcile all accounts and determine the disposition of any Equipment and inventory of unfinished goods, Molded Components, and other Materials, all of which are acknowledged to be owned by RTI under this Agreement.

20.  FORCE MAJEURE

     The timely performance of obligations under this Agreement shall be excused during each period of delay caused by an event or condition which is reasonably beyond the control of the party obligated to perform such as an act of god, unusually severe weather, flood, fire, unavailability or accident of transport, shortage of power, equipment or qualified equipment or materials, strike, civil commotion, riot, terrorism, sabotage, explosion, war, revolution, or act of government ("Force Majeure Event"). In the event of a delay exceeding three days caused by a Force Majeure Event, the party obligated to perform shall: i) immediately give the other party written notice of the cause and expected duration of the delay; and ii) take all reasonable steps to recommence performance of its obligations under this Agreement as soon as possible. In the event that performance is so delayed for more than thirty days, the other party may give written notice immediately

________________________________________________________________________________
April 7, 2000 RTI - NPA Agreement  Confidential Page 15 of 17  RTI T.S  NPA F.V.
                                                                   ---      ----
terminating this Agreement without liability, but subject to section 19(d). This paragraph shall not excuse any obligation relating to payment or indemnification.

21.  NOTICES

     Notices provided under this Agreement to be given or served by either party on the other shall be given in writing and served personally or by prepaid registered airmail post or by express mail or by means of facsimile to the following respective addresses or to other addresses as the parties may hereafter advise each other in writing. Any such notice given by registered mail or express mail shall be deemed given and served on the day falling five days after the date of postmark.

  To: RTI
  Retractable Technologies, Inc.
  511 Lobo Lane, P.O. Box 9
  Little Elm, Texas 75068-0009
  Attention: Larry Salerno
  Fax: (972) 294-4400

  To: NPA
  Nypro Precision Assemblies
  Suite F
  505 Otay Valley Road
  Chula Vista, California 91911
  Attention: General Manager
  ____________________________________
  Fax: (619) 421-2032

22.  EXECUTION OF ALL NECESSARY ADDITIONAL DOCUMENTS

     Each party agrees that it will forthwith upon the request of the other party execute and deliver all such instruments and Agreements and will take all such other actions as the other party may reasonably request from time to time in order to effectuate the intent and purposes of this Agreement.

23.  WAIVER

     The failure of either party to insist upon strict performance of any term or provision herein shall not be deemed a waiver of any subsequent breach or default of the same or any other term nor as an implied modification of this Agreement.

24.  ASSIGNMENT AND AMENDMENT

     Other than an assignment by RTI to any of its affiliates, neither this Agreement nor any rights arising hereunder may be assigned by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld. No amendment hereof shall be binding unless made in writing and signed by the parties hereto.

________________________________________________________________________________
April 7, 2000 RTI - NPA Agreement  Confidential Page 16 of 17  RTI T.S  NPA F.V.
                                                                   ---      ----

25.  ENTIRE AGREEMENT

     This Agreement, together with the Schedule(s) hereto, constitutes the entire Agreement between the parties. This Agreement supersedes, and the terms of this Agreement govern, any prior, contemporaneous, or collateral Agreements between the parties. The parties each acknowledge that they have not entered into this Agreement in reliance upon any representation or warranty by any person or entity other than those which are specifically set forth herein. This Agreement may only be changed by mutual written Agreement of authorized representatives of the parties.

26.  GOVERNING LAW

     The rights of the parties shall be governed by, and this Agreement (including its form, execution, validity, construction and effect) shall be interpreted in accordance with, the laws of the State of California and the federal law applicable therein; without regard to its conflict of laws rules. Any legal proceeding relating to this Agreement or the relationship of the parties (including their affiliates) shall be settled in a court of general jurisdiction in the State of California. Other than claims for indemnification, no recovery in any legal proceeding relating to this Agreement may be based in whole or in part upon conduct which occurred more than two years prior to the filing of such legal proceeding, but a shorter time may be specified by applicable law.

27.  SEVERABILITY

     If any provision of this Agreement is held by a court to be invalid, void or unenforceable, then: i) the offending provision shall be deleted only to the extent required by law; ii) the Parties shall cooperate in reforming this Agreement to effectuate the intent of the offending provision to the fullest extent allowed by law; and iii) any such reformations as well as the remaining provisions of this Agreement shall survive and continue in full force and effect without being impaired or invalidated in any way.

     IN WITNESS WHEREOF, this Agreement has been executed by the parties on the date first written above.

RETRACTABLE TECHNOLOGIES, INC.            NYPRO PRECISION ASSEMBLIES INC.

By: /s/ Thomas J. Shaw,                   By: /s/ Fernando Velazquez
    ----------------------------------        -----------------------------
    Thomas J. Shaw, President and CEO         Fernando Velazquez, President


                                          ENSAMBLES NYPRO S.A. de C.V.

                                          By: /s/ Fernando Velazquez
                                              -----------------------------
                                              Fernando Velazquez, Presidente
END

________________________________________________________________________________
April 7, 2000 RTI - NPA Agreement  Confidential Page 17 of 17  RTI T.S  NPA F.V.
                                                                   ---      ----

                                  SCHEDULE A

              EQUIPMENT LISTING BY I.D. NUMBER FOR MEXICO PROJECT

----------------------------------------------------------------------------------------------------------------------------
      I.D. NUMBER                               DESCRIPTION                             QUANTITY            DIMENSIONS
==========================================================================================================================
                                             PRODUCT EQUIPMENT
--------------------------------------------------------------------------------------------------------------------------
         RT001           Barrel Printer                                                     1          64" x 36"
--------------------------------------------------------------------------------------------------------------------------
         RT002           Barrel Lube Station                                                1          32" x 12" x 12"
--------------------------------------------------------------------------------------------------------------------------
         RT003           Vacuum Pump                                                        1          16" x 12"
--------------------------------------------------------------------------------------------------------------------------
         RT004           Barrel Lube Reservoir                                              1          12" x 12" x 12"
--------------------------------------------------------------------------------------------------------------------------
         RT005           Barrel Pushdown Station                                            1          25" x 16" x 36"
--------------------------------------------------------------------------------------------------------------------------
         RT006           Lubrication Tumbler                                                1          36" x 36" x 60"
--------------------------------------------------------------------------------------------------------------------------
         RT007           Plunger Plug Pushdown Station                                      1          28" x 16" x 30
--------------------------------------------------------------------------------------------------------------------------
         RT008           Plunger Seal Loan Station                                          1          36" x 10" x 9"
--------------------------------------------------------------------------------------------------------------------------
         RT009           Plunger Cap Push In Station                                        1          7" x 7" x 7"
--------------------------------------------------------------------------------------------------------------------------
         RT010           Assembly Table                                                     1          36" x 48"
--------------------------------------------------------------------------------------------------------------------------
         RT011           Assembly Table                                                     1          36" x 48"
--------------------------------------------------------------------------------------------------------------------------
         RT012           Assembly Table                                                     1          36" x 48"
--------------------------------------------------------------------------------------------------------------------------
       RT013-015         Friction Ring/Needle Holder Assembly                               3          6" x 6"
--------------------------------------------------------------------------------------------------------------------------
       RT016-031         5cc Barrel Assembly Racks                                         15          15" x 1" x 6"
--------------------------------------------------------------------------------------------------------------------------
       RT032-046         10cc Barrel Assembly Racks                                        15          15" x 1" x 6"
--------------------------------------------------------------------------------------------------------------------------

                                         QUALITY INSPECTION TOOLS
==========================================================================================================================
        RTQ001           20 Gauge Go-No-Go Pin                                              1
--------------------------------------------------------------------------------------------------------------------------
        RTQ002           21 Gauge Go-No-Go Pin                                              1
--------------------------------------------------------------------------------------------------------------------------
        RTQ003           22 Gauge Go-No-Go Pin                                              1
--------------------------------------------------------------------------------------------------------------------------
        RTQ004           Zero Graduation Line Location Tool                                 1
--------------------------------------------------------------------------------------------------------------------------

April 7, 2000       RTI - NPA Agreement   Confidential    RTI T.S.    NPA F.V.
                                                              ----        ----

                                  SCHEDULE B

                                  COMPONENTS


MOLDED COMPONENTS

-------------------------------------------------------------------------------------

            DESCRIPTION                    RTI PART #          COUNTRY OF ORIGIN
------------------------------------------------------------------------------------
Unprinted Syringe Barrel                     SB050                    USA
------------------------------------------------------------------------------------
Plunger Handle                               PH050                    USA
------------------------------------------------------------------------------------
Plunger Seal                                 PS050                    USA
------------------------------------------------------------------------------------
Friction Ring                                FR030                    USA
------------------------------------------------------------------------------------
Plunger Cap (Black)                          PC033                    USA
------------------------------------------------------------------------------------
Plunger Plug                                 PP030                    USA
------------------------------------------------------------------------------------
Needle Holder (Black)                        NH033                    USA
------------------------------------------------------------------------------------
Plunger Cap (Deep Green)                     PC035                    USA
------------------------------------------------------------------------------------
Needle Holder (Deep Green)                   NH035                    USA
------------------------------------------------------------------------------------
Plunger Cap (Yellow)                         PC037                    USA
------------------------------------------------------------------------------------
Plunger Holder (Yellow)                      NH037                    USA
------------------------------------------------------------------------------------


OTHER COMPONENTS

------------------------------------------------------------------------------------

            DESCRIPTION                    RTI PART #          COUNTRY OF ORIGIN
-----------------------------------------------------------------------------------
Retraction Springs                           PS030                    USA
------------------------------------------------------------------------------------
UP 82 Ink Black #70                          PI001                    USA
------------------------------------------------------------------------------------
UP82H Hardener                               PI002                    USA
------------------------------------------------------------------------------------
UP82T Thinner                                PI003                    USA
------------------------------------------------------------------------------------
Hexane                                       LU005                    USA
------------------------------------------------------------------------------------
Medical Fluid 360 (12500cs)                  LU003                    USA
------------------------------------------------------------------------------------
Medical Fluid 360 (1000cs)                   LU002                    USA
------------------------------------------------------------------------------------
Silicone Fluid (350cs)                       LU004                    USA
------------------------------------------------------------------------------------


April 7, 2000     RTI - NPA Agreement      Confidential     RTI T.S.   NPA F.V.
                                                               -----      -----

                                  SCHEDULE C

                                   PRODUCTS


------------------------------------------------------------------------------

  RTI PART #                            ITEM DESCRIPTION
------------------------------------------------------------------------------
    RT-522      5cc Sub-Assembly 22 Gauge Needle Holder / Black Plunger Cap
------------------------------------------------------------------------------
    RT-521      5cc Sub-Assembly 21 Gauge Needle Holder / Green Plunger Cap
------------------------------------------------------------------------------
    RT-520      5cc Sub-Assembly 20 Gauge Needle Holder / Yellow Plunger Cap
------------------------------------------------------------------------------
    RT-1022     10cc Sub-Assembly 22 Gauge Needle Holder / Black Plunger Cap
------------------------------------------------------------------------------
    RT-1021     10cc Sub-Assembly 21 Gauge Needle Holder / Green Plunger Cap
------------------------------------------------------------------------------
    RT-1020     10cc Sub-Assembly 20 Gauge Needle Holder / Yellow Plunger Cap
------------------------------------------------------------------------------

April 7, 2000      RTI - NPA Agreement      Confidential      RTI T.S.  NPA F.V.
                                                                 -----     -----

                                  SCHEDULE D

                 RTI COMPONENT AND PURCHASING SPECIFICATIONS
                                  (ATTACHED)


 -----------------------------------------------------------------------------

                                           ITEM
   PART #                               DESCRIPTION
 =============================================================================
   RT-522       5cc Sub-Assembly 22 Gauge Needle Holder/Black Plunger Cap
 -----------------------------------------------------------------------------
   RT-521       5cc Sub-Assembly 21 Gauge Needle Holder/Green Plunger Cap
 -----------------------------------------------------------------------------
   RT-520       5cc Sub-Assembly 20 Gauge Needle Holder/Yellow Plunger Cap
 -----------------------------------------------------------------------------
   RT-1022      10cc Sub-Assembly 22 Gauge Needle Holder/Black Plunger Cap
 -----------------------------------------------------------------------------
   RT-1021      10cc Sub-Assembly 21 Gauge Needle Holder/Green Plunger Cap
 -----------------------------------------------------------------------------
   RT-1020      10cc Sub-Assembly 20 Gauge Needle Holder/Yellow Plunger Cap
 -----------------------------------------------------------------------------


April 7, 2000      RTI - NPA Agreement      Confidential      RTI T.S.  NPA F.V.
                                                                 -----     -----

Component Specification - RT-522
--------------------------------------------------------------------------------
Description    : 5cc 22G VanishPoint(R) Syringe Subassembly
Revision       : 0
CRO            : 00-47
Date           :
Ref. Drawing   : RT-522
--------------------------------------------------------------------------------

1.   Component Function

     The 5cc VanishPoint syringe assembly once a needle is assembled, is intended to draw and dispense fluid medication safely and accurately in healthcare or other environments. After dispensing medication, the needle retracts into the plunger handle and the syringe is rendered unusable.

2.   Relevant Design Features

     The relevant design features of the VanishPoint syringe that are inspected are as follows:

----------------------------------------------------------------------------------------------------------
Class I Defects    Class II Defects        Class III Defects       Class IV Defects    Class V Defects
----------------------------------------------------------------------------------------------------------
       None        Correct Plunger Cap        Needle Holder       Lubricant in Barrel        None
                        [Black]           (Interface Diameter       [.0030g - .0065g]
                                              .029" - .031")
----------------------------------------------------------------------------------------------------------
                                          Correct Barrel Print       Needle Holder
                                               Alignment                Pushout
                                                                   [Minimum 2.0 lbs]
----------------------------------------------------------------------------------------------------------
                                                                   Activation Force
                                                                  [Maximum 12.5 lbs]
----------------------------------------------------------------------------------------------------------

3.   Relevant Quality Defects

     The relevant quality defects of the VanishPoint syringe that are inspected are as follows:

----------------------------------------------------------------------------------------------------------
Class I Defects      Class II Defects        Class III Defects       Class IV Defects    Class V Defects
----------------------------------------------------------------------------------------------------------
    None                  None               Missing Components           None          Smudged/Missing
                                                                                       Barrel Print which
                                                                                        does not inhibit
                                                                                           proper use
----------------------------------------------------------------------------------------------------------
                                          Incorrectly Assembled                     Visible Contaminates
                                              Components                              In Fluid Pathway
                                                                                   [Dark .04 - .05 mm/2/]
                                                                                   [Light .04 - .10 mm/2/]
----------------------------------------------------------------------------------------------------------
                                          Visible Contaminates
                                           In Fluid Pathway
                                   [Dark (greater than) .06 mm/2/]
                                  [Light (greater than) .015 mm/2/]
----------------------------------------------------------------------------------------------------------
                                               Damage
----------------------------------------------------------------------------------------------------------
                                      Illegible Barrel Print
                                      which inhibits proper
                                               use
----------------------------------------------------------------------------------------------------------

4.   References

     Procedure GQA011/QSP-66
     Procedure IP028/QSP-32
     Size Estimation Chart for use with TAPPI T 564 and ISO Standard 5350-3

==========================================================================================================
Quality Assurance Mgr/Date:           Production Mgr./Date:              Product Development Mgr./Date:
__________________________            _____________________              _______________________
K. Baker 1023                         J. Hoover 1009                     P. Hegi 1026
==========================================================================================================

--------------------------------------------------------------------------------
                                                                     Page 1 of 1

Purchasing Specification -- RT-522
--------------------------------------------------------------------------------

Description    : Syringe Barrels, 5cc 22G VanishPoint(R) Syringe Subassembly
Revision       : 0
CRO            : 00-47
Date           :
Material       :
--------------------------------------------------------------------------------

Component Specification    : RT-522

--------------------------------------------------------------------------------

Vendor Code                NY-1
Vendor Name                NYPRO
Reorder Part               RT-522


Vendor Code                NA
Vendor Name                NA
Number                     NA

--------------------------------------------------------------------------------

     Supply Vendor With
Tool                       : Yes
Specification              : Yes
Material                   : Yes

     Vendor to Supply
Material Cert.             : No
Compliance Cert.           : Yes
Inspection Report          : No
--------------------------------------------------------------------------------
Special Instructions

Double poly bags with gussets



================================================================================
Purchasing/Date:         Quality Assurance        Product Development
                         Manager/Date:            Manager/Date:

____________________     ____________________     _______________________
K. Kanniah 1279          K. Baker 1023            P. Hegi 1026
================================================================================

  --------------------------------------------------------------------------

Component Specification - RT-521
--------------------------------------------------------------------------------
Description    : 5cc 21G VanishPoint(R) Syringe Subassembly
Revision       : 0
CRO            : 00-47
Date           :
Ref. Drawing   : RT-521
--------------------------------------------------------------------------------

1.   Component Function

     The 5cc VanishPoint syringe assembly once a needle is assembled, is intended to draw and dispense fluid medication safely and accurately in healthcare or other environments. After dispensing medication, the needle retracts into the plunger handle and the syringe is rendered unusable.

2.   Relevant Design Features

     The relevant design features of the VanishPoint syringe that are inspected are as follows:

----------------------------------------------------------------------------------------------------------
Class I Defects    Class II Defects        Class III Defects       Class IV Defects    Class V Defects
----------------------------------------------------------------------------------------------------------
       None        Correct Plunger Cap        Needle Holder       Lubricant in Barrel        None
                        [Green]           (Interface Diameter       [.0030g - .0065g]
                                              .033" - .035")
----------------------------------------------------------------------------------------------------------
                                          Correct Barrel Print       Needle Holder
                                               Alignment                Pushout
                                                                   [Minimum 2.0 lbs]
----------------------------------------------------------------------------------------------------------
                                                                   Activation Force
                                                                  [Maximum 12.5 lbs]
----------------------------------------------------------------------------------------------------------

3.   Relevant Quality Defects

     The relevant quality defects of the VanishPoint syringe that are inspected are as follows:

----------------------------------------------------------------------------------------------------------
Class I Defects      Class II Defects        Class III Defects       Class IV Defects    Class V Defects
----------------------------------------------------------------------------------------------------------
       None              None               Missing Components            None           Smudged/Missing
                                                                                       Barrel Print which
                                                                                        does not inhibit
                                                                                           proper use
----------------------------------------------------------------------------------------------------------
                                          Incorrectly Assembled                     Visible Contaminates
                                              Components                              In Fluid Pathway
                                                                                   [Dark .04 - .05 mm/2/]
                                                                                   [Light .04 - .10 mm/2/]
----------------------------------------------------------------------------------------------------------
                                          Visible Contaminates
                                           In Fluid Pathway
                                   [Dark (greater than) .06 mm/2/]
                                  [Light (greater than) .015 mm/2/]
----------------------------------------------------------------------------------------------------------
                                               Damage
----------------------------------------------------------------------------------------------------------
                                      Illegible Barrel Print
                                      which inhibits proper
                                               use
----------------------------------------------------------------------------------------------------------

4.   References

     Procedure GQA011/QSP-66
     Procedure IP028/QSP-32
     Size Estimation Chart for use with TAPPI T 564 and ISO Standard 5350-3

==========================================================================================================
Quality Assurance Mgr/Date:           Production Mgr./Date:              Product Development Mgr./Date:
__________________________            _____________________              _______________________
K. Baker 1023                         J. Hoover 1009                     P. Hegi 1026
==========================================================================================================

--------------------------------------------------------------------------------
                                                                    Page 1 of 1

Purchasing Specification -- RT-521
--------------------------------------------------------------------------------

Description    : Syringe Barrels, 5cc 21G VanishPoint(R) Syringe Subassembly
Revision       : 0
CRO            : 00-47
Date           :
Material       :
--------------------------------------------------------------------------------

Component Specification     : RT-521

--------------------------------------------------------------------------------

Vendor Code                 NY-1
Vendor Name                 NYPRO
Reorder Part                RT-521


Vendor Code                 NA
Vendor Name                 NA
Number                      NA

--------------------------------------------------------------------------------

     Supply Vendor With
Tool                        : Yes
Specification               : Yes
Material                    : Yes

     Vendor to Supply
Material Cert.              : No
Compliance Cert.            : Yes
Inspection Report           : No

--------------------------------------------------------------------------------
Special Instructions

Double poly bags with gussets



================================================================================
Purchasing/Date:            Quality Assurance          Product Development
                            Manager/Date:              Manager/Date:


______________________      _______________________    ________________________
K. Kanniah 1279             K. Baker 1023              P. Hegi 1026
================================================================================
  ___________________________________________________________________________

Component Specification - RT-520
--------------------------------------------------------------------------------
Description    : 5cc 20G VanishPoint(R) Syringe Subassembly
Revision       : 0
CRO            : 00-47
Date           :
Ref. Drawing   : RT-520
--------------------------------------------------------------------------------

1.   Component Function

     The 5cc VanishPoint syringe assembly once a needle is assembled, is intended to draw and dispense fluid medication safely and accurately in healthcare or other environments. After dispensing medication, the needle retracts into the plunger handle and the syringe is rendered unusable.

2.   Relevant Design Features

     The relevant design features of the VanishPoint syringe that are inspected are as follows:

----------------------------------------------------------------------------------------------------------
Class I Defects    Class II Defects        Class III Defects       Class IV Defects    Class V Defects
----------------------------------------------------------------------------------------------------------
      None         Correct Plunger Cap        Needle Holder       Lubricant in Barrel        None
                        [Yellow]          (Interface Diameter      [.0030g - .0065g]
                                            .036" - .038")
----------------------------------------------------------------------------------------------------------
                                          Correct Barrel Print       Needle Holder
                                               Alignment                Pushout
                                                                   [Minimum 2.0 lbs]
----------------------------------------------------------------------------------------------------------
                                                                   Activation Force
                                                                  [Maximum 12.5 lbs]
----------------------------------------------------------------------------------------------------------

3.   Relevant Quality Defects

     The relevant quality defects of the VanishPoint syringe that are inspected are as follows:

----------------------------------------------------------------------------------------------------------
Class I Defects      Class II Defects        Class III Defects       Class IV Defects    Class V Defects
----------------------------------------------------------------------------------------------------------
      None               None               Missing Components            None           Smudged/Missing
                                                                                       Barrel Print which
                                                                                        does not inhibit
                                                                                           proper use
----------------------------------------------------------------------------------------------------------
                                          Incorrectly Assembled                     Visible Contaminates
                                              Components                              In Fluid Pathway
                                                                                   [Dark .04 - .05 mm/2/]
                                                                                   [Light .04 - .10 mm/2/]
----------------------------------------------------------------------------------------------------------
                                          Visible Contaminates
                                           In Fluid Pathway
                                   [Dark (greater than) .06 mm/2/]
                                  [Light (greater than) .015 mm/2/]
----------------------------------------------------------------------------------------------------------
                                               Damage
----------------------------------------------------------------------------------------------------------
                                      Illegible Barrel Print
                                      which inhibits proper
                                               use
----------------------------------------------------------------------------------------------------------

4.   References

     Procedure GQA011/QSP-66
     Procedure IP028/QSP-32
     Size Estimation Chart for use with TAPPI T 564 and ISO Standard 5350-3

==========================================================================================================
Quality Assurance Mgr/Date:           Production Mgr./Date:              Product Development Mgr./Date:
__________________________            _____________________              _______________________
K. Baker 1023                         J. Hoover 1009                     P. Hegi 1026
==========================================================================================================


--------------------------------------------------------------------------------
                                                                     Page 1 of 1

Purchasing Specification - RT-520
--------------------------------------------------------------------------------

Description    : Syringe Barrels, 5cc 20G VanishPoint(R) Syringe Subassembly
Revision       : 0
CRO            : 00-47
Date           :
Material       :
--------------------------------------------------------------------------------

Component Specification   : RT1-520

--------------------------------------------------------------------------------

Vendor Code               NY-1
Vendor Name               NYPRO
Recorder Part             RT-520

Vendor Code               NA
Vendor Name               NA
Number                    NA

--------------------------------------------------------------------------------

     Supply Vendor With

Tool                      : Yes
Specification             : Yes
Material                  : Yes

     Vendor to Supply
Material Cert.            : No
Compliance Cert.          : Yes
Inspection Report         : No

--------------------------------------------------------------------------------
Special Instructions

Double poly bags with gussets




================================================================================
Purchasing/Date:              Quality Assurance        Product Development
                              Manager/Date             Manager/Date:

__________________________    ____________________     _________________________
K. Kanniah 1279               K. Baker 1023            P. Hegi 1026
================================================================================
  ------------------------------------------------------------------------------

                                                                     Page 1 of 1


n

Component Specification - RT-1022
--------------------------------------------------------------------------------
Description    : 10cc 22G VanishPoint(R) Syringe Subassembly
Revision       : 0
CRO            : 00-47
Date           :
Ref. Drawing   : RT-1022
--------------------------------------------------------------------------------

1.   Component Function

     The 10cc VanishPoint syringe assembly once assembled with a needle, is intended to draw and dispense fluid medication safely and accurately in healthcare or other environments. After dispensing medication, the needle retracts into the plunger handle and the syringe is rendered unusable.

2.   Relevant Design Features

     The relevant design features of the VanishPoint syringe that are inspected are as follows:

----------------------------------------------------------------------------------------------------------
Class I Defects    Class II Defects        Class III Defects       Class IV Defects    Class V Defects
----------------------------------------------------------------------------------------------------------
     None          Correct Plunger Cap        Needle Holder       Lubricant in Barrel        None
                        [Black]           (Interface Diameter       [.0060g - .0100g]
                                              .029" - .031")
----------------------------------------------------------------------------------------------------------
                                          Correct Barrel Print       Needle Holder
                                               Alignment                Pushout
                                                                   [Minimum 2.0 lbs]
----------------------------------------------------------------------------------------------------------
                                                                   Activation Force
                                                                  [Maximum 12.0 lbs]
----------------------------------------------------------------------------------------------------------

3.   Relevant Quality Defects

     The relevant quality defects of the VanishPoint syringe that are inspected are as follows:

----------------------------------------------------------------------------------------------------------
Class I Defects      Class II Defects        Class III Defects       Class IV Defects    Class V Defects
----------------------------------------------------------------------------------------------------------
     None                None               Missing Components            None           Smudged/Missing
                                                                                       Barrel Print which
                                                                                        does not inhibit
                                                                                           proper use
----------------------------------------------------------------------------------------------------------
                                          Incorrectly Assembled                     Visible Contaminates
                                              Components                              In Fluid Pathway
                                                                                   [Dark .04 - .05 mm/2/]
                                                                                   [Light .04 - .10 mm/2/]
----------------------------------------------------------------------------------------------------------
                                          Visible Contaminates
                                           In Fluid Pathway
                                     [Dark greater than .06 mm/2/]
                                    [Light greater than .015 mm/2/]
----------------------------------------------------------------------------------------------------------
                                               Damage
----------------------------------------------------------------------------------------------------------
                                      Illegible Barrel Print
                                      which inhibits proper
                                               use
----------------------------------------------------------------------------------------------------------

4.   References
     Procedure GQA011/QSP-66
     Procedure IP028/QSP-32
     Size Estimation Chart for use with TAPPI T 564 and ISO Standard 5350-3

==========================================================================================================
Quality Assurance Mgr/Date:           Production Mgr./Date:              Product Development Mgr./Date:
__________________________            _____________________              _______________________
K. Baker 1023                         J. Hoover 1009                     P. Hegi 1026
==========================================================================================================

-------------------------------------------------------------------------------
                                                                    Page 1 of 1

Purchasing Specification -- RT-1022
--------------------------------------------------------------------------------

Description    : 10cc 22G VanishPoint(R) Syringe Subassembly
Revision       : 0
CRO            : 00-47
Date           :
Material       :
--------------------------------------------------------------------------------

Component Specification   : RT-1022

--------------------------------------------------------------------------------

Vendor Code               NY-1
Vendor Name               NYPRO
Vendor Part Number        RT-1022

Vendor Code               NA
Vendor Name               NA
Vendor Part Number        NA

--------------------------------------------------------------------------------

     Supply Vendor With
Tool                      : Yes
Specification             : Yes
Material                  : Yes

     Vendor to Supply
Material Cert.            : No
Compliance Cert.          : Yes
Inspection Report         : No

--------------------------------------------------------------------------------
Special Instructions

Double poly bags with gussets




================================================================================
Purchasing/Date:              Quality Assurance        Product Development
                              Manager/Date:            Manager/Date:

__________________________    ____________________     _________________________
K. Kanniah 1279               K. Baker 1023            P. Hegi 1026
================================================================================
  --------------------------------------------------------------------------

Component Specification - RT-1021
--------------------------------------------------------------------------------
Description    : 10cc 21G VanishPoint(R) Syringe Subassembly
Revision       : 0
CRO            : 00-47
Date           :
Ref. Drawing   : RT-1021
--------------------------------------------------------------------------------

1.   Component Function

     The 10cc VanishPoint syringe assembly once assembled needle, is intended to draw and dispense fluid medication safely and accurately in healthcare or other environments. After dispensing medication, the needle retracts into the plunger handle and the syringe is rendered unusable.

2.   Relevant Design Features

     The relevant design features of the VanishPoint syringe that are inspected are as follows:

----------------------------------------------------------------------------------------------------------
Class I Defects    Class II Defects        Class III Defects       Class IV Defects    Class V Defects
----------------------------------------------------------------------------------------------------------
      None         Correct Plunger Cap        Needle Holder       Lubricant in Barrel        None
                        [Green]           (Interface Diameter      [.0060g - .0100g]
                                             .036" - .038")
----------------------------------------------------------------------------------------------------------
                                          Correct Barrel Print       Needle Holder
                                               Alignment                Pushout
                                                                   [Minimum 2.0 lbs]
----------------------------------------------------------------------------------------------------------
                                                                   Activation Force
                                                                  [Maximum 12.0 lbs]
----------------------------------------------------------------------------------------------------------

3.   Relevant Quality Defects

     The relevant quality defects of the VanishPoint syringe that are inspected are as follows:

----------------------------------------------------------------------------------------------------------
Class I Defects      Class II Defects        Class III Defects       Class IV Defects    Class V Defects
----------------------------------------------------------------------------------------------------------
      None               None               Missing Components            None           Smudged/Missing
                                                                                       Barrel Print which
                                                                                        does not inhibit
                                                                                           proper use
----------------------------------------------------------------------------------------------------------
                                          Incorrectly Assembled                     Visible Contaminates
                                              Components                              In Fluid Pathway
                                                                                   [Dark .04 - .05 mm/2/]
                                                                                   [Light .04 - .10 mm/2/]
----------------------------------------------------------------------------------------------------------
                                          Visible Contaminates
                                               In Pathway
                                     [Dark (greater than) .06 mm/2/]
                                    [Light (greater than) .15 mm/2/]
----------------------------------------------------------------------------------------------------------
                                               Damage
----------------------------------------------------------------------------------------------------------
                                      Illegible Barrel Print
                                      which inhibits proper
                                               use
----------------------------------------------------------------------------------------------------------

4.   References

     Procedure GQA011/QSP-66
     Procedure IP028/QSP-32
     Size Estimation Chart for use with TAPPI T 564 and ISO Standard 5350-3

==========================================================================================================
Quality Assurance Mgr/Date:           Production Mgr./Date               Product Development Mgr./Date:
__________________________            _____________________              _______________________
K. Baker 1023                         J. Hoover 1009                     P. Hegi 1026
==========================================================================================================


--------------------------------------------------------------------------------

Purchasing Specification -- RT-1021
-------------------------------------------------------------------------------

Description    : Syringe Barrels, 10cc 21G VanishPoint(R) Syringe Subassembly
Revision       : 0
CRO            : 00-47
Date           :
Material       :
-------------------------------------------------------------------------------

Component Specification     :RT-1021

-------------------------------------------------------------------------------

Vendor Code                 NY-1
Vendor Name                 NYPRO
Reorder Part                RT-1021

Vendor Code                 NA
Vendor Name                 NA
Number                      NA

-------------------------------------------------------------------------------

     Supply Vendor With
Tool                        : Yes
Specification               : Yes
Material                    : Yes

     Vendor to Supply
Material Cert.              : No
Compliance Cert.            : Yes
Inspection Report           : No

-------------------------------------------------------------------------------
Special Instructions

Double poly bags with gussets



================================================================================
Purchasing/Date:            Quality Assurance           Product Development
                            Manager/Date:               Manager/Date:


_____________________       ____________________        ______________________
K. Kanniah 1279             K. Baker 1023               P. Hegi 1026
================================================================================
 ----------------------------------------------------------------------------

Component Specification - RT-1020
--------------------------------------------------------------------------------
Description    : 10cc 20G VanishPoint(R) Syringe Subassembly
Revision       : 0
CRO            : 00-47
Date           :
Ref. Drawing   : RT-1020
--------------------------------------------------------------------------------

1.   Component Function

     The 10cc VanishPoint syringe assembly once assembled needle, is intended to draw and dispense fluid medication safely and accurately in healthcare or other environments. After dispensing medication, the needle retracts into the plunger handle and the syringe is rendered unusable.

2.   Relevant Design Features

     The relevant design features of the VanishPoint syringe that are inspected are as follows:

----------------------------------------------------------------------------------------------------------
Class I Defects    Class II Defects        Class III Defects       Class IV Defects    Class V Defects
----------------------------------------------------------------------------------------------------------
      None         Correct Plunger Cap        Needle Holder       Lubricant in Barrel        None
                        [Yellow]          (Interface Diameter       [.0060g - .0100g]
                                              .036" - .038")
----------------------------------------------------------------------------------------------------------
                                          Correct Barrel Print       Needle Holder
                                               Alignment                Pushout
                                                                   [Minimum 2.0 lbs]
----------------------------------------------------------------------------------------------------------
                                                                   Activation Force
                                                                  [Maximum 12.0 lbs]
----------------------------------------------------------------------------------------------------------

3.   Relevant Quality Defects

     The relevant quality defects of the VanishPoint syringe that are inspected are as follows:

----------------------------------------------------------------------------------------------------------
Class I Defects      Class II Defects        Class III Defects       Class IV Defects    Class V Defects
----------------------------------------------------------------------------------------------------------
      None               None               Missing Components            None           Smudged/Missing
                                                                                       Barrel Print which
                                                                                        does not inhibit
                                                                                           proper use
----------------------------------------------------------------------------------------------------------
                                          Incorrectly Assembled                     Visible Contaminates
                                              Components                                 In Pathway
                                                                                   [Dark  .04 - .05 mm/2/]
                                                                                   [Light .04 - .10 mm/2/]
----------------------------------------------------------------------------------------------------------
                                          Visible Contaminates
                                               In Pathway
                                  [Dark (greater than)  .06 mm/2/]
                                  [Light (greater than) .15 mm/2/]
----------------------------------------------------------------------------------------------------------
                                               Damage
----------------------------------------------------------------------------------------------------------
                                      Illegible Barrel Print
                                      which inhibits proper
                                               use
----------------------------------------------------------------------------------------------------------

4.   References

     Procedure GQA011/QSP-66
     Procedure IP028/QSP-32
     Size Estimation Chart for use with TAPPI T 564 and ISO Standard 5350-3

==========================================================================================================
Quality Assurance Mgr/Date:           Production Mgr./Date:              Product Development Mgr./Date:
__________________________            _____________________              _______________________
K. Baker 1023                         J. Hoover 1009                     P. Hegi 1026
==========================================================================================================

--------------------------------------------------------------------------------
                                                                     Page 1 of 1

Purchasing Specification -- RT-1020
--------------------------------------------------------------------------------

Description    : Syringe Barrels, 10cc 20G VanishPoint(R) Syringe Subassembly
Revision       : 0
CRO            : 00-47
Date           :
Material       :
--------------------------------------------------------------------------------

Component Specification       : RT-1020

--------------------------------------------------------------------------------

Vendor Code                   NY-1
Vendor Name                   NYPRO
Reorder Part                  RT-1020


Vendor Code                   NA
Vendor Name                   NA
Number                        NA

--------------------------------------------------------------------------------

     Supply Vendor With
Tool                          : Yes
Specification                 : Yes
Material                      : Yes


     Vendor to Supply
Material Cert.                : No
Compliance Cert.              : Yes
Inspection Report             : No

--------------------------------------------------------------------------------
Special Instructions

Double poly bags with gussets



================================================================================
Purchasing/Date:            Quality Assurance          Product Development
                            Manager/Date:              Manager/Date:

_______________________     _______________________    ________________________
K. Kanniah 1279             K. Baker 1023              P. Hegi 1026
================================================================================
  __________________________________________________________________________

                                  SCHEDULE E

                                  TRADEMARKS


"Manufacturer's Proprietary Marks" include all trademarks, tradenames, logotypes and trade dress employed by manufacturer and include, but not limited to :

     a. the name "VanishPoint";
     b. the letters "RT" surrounded by an oval;
     c. the graphic depiction of a needle surrounded by a spring;
     d. a colored spot on the exposed end of the syringe plunger;
     e. the appearance and arrangement of information on the wrapper containing each individual Product;
     f. other marks which are sufficiently similar to the foregoing to cause confusion regarding the source of goods;
     g. additional marks identified by Manufacturer.


April 7, 2000        RTI - NPA Agreement     Confidential    RTI T.S.  NPA F.V.
                                                                -----     -----

                                  SCHEDULE F

                                SET-UP CHARGES


------------------------------------------------------------------------------
                  DESCRIPTION                                NOT TO EXCEED
                                                               COST (USD)
------------------------------------------------------------------------------
Training at RTI: travel and per diem expenses                  $ 3,250.00
------------------------------------------------------------------------------
Wages for two engineers and two technicians                    $ 4,000.00
------------------------------------------------------------------------------
Equipment installation and layout                              $ 3,500.00
------------------------------------------------------------------------------
Set-up and validate assembly line                              $ 3,800.00
                                                               ==========
------------------------------------------------------------------------------
                                        Total set-up costs     $14,550.00
------------------------------------------------------------------------------


April 7, 2000      RTI-NPA Agreement    Confidential    RTI T.S.   NPA  F.V.
                                                           -----       -----

                                  SCHEDULE G

                           F.O.B. NYPRO CHULA VISTA

--------------------------------------------------------------------------------------------------------------------------

     PART #                                          ITEM DESCRIPTION                                       PRICE/U.S.D.
==========================================================================================================================
     RT-522        5cc Sub-Assembly 22 Gauge Needle Holder/Black Plunger Cap                                    0.10
--------------------------------------------------------------------------------------------------------------------------
     RT-521        5cc Sub-Assembly 21 Gauge Needle Holder/Green Plunger Cap                                    0.10
--------------------------------------------------------------------------------------------------------------------------
     RT-520        5cc Sub-Assembly 20 Gauge Needle Holder/Yellow Plunger Cap                                   0.10
--------------------------------------------------------------------------------------------------------------------------
     RT-1022       10cc Sub-Assembly 22 Gauge Needle Holder/Black Plunger Cap                                   0.10
--------------------------------------------------------------------------------------------------------------------------
     RT-1021       10cc Sub-Assembly 21 Gauge Needle Holder/Green Plunger Cap                                   0.10
--------------------------------------------------------------------------------------------------------------------------
     RT-1022       10cc Sub-Assembly 20 Gauge Needle Holder/Yellow Plunger Cap                                  0.10
--------------------------------------------------------------------------------------------------------------------------

April 7, 2000    RTI - NPA Agreement  Confidential      RTI T.S.    NPA F.V.
                                                           -----       -----

                                  SCHEDULE H

                              VOLUME COMMITMENTS

---------------------------------------------------------------------------------------------------------------------------
                                                                                         ESTIMATED             ESTIMATED
                                                                                          MINIMUM               MAXIMUM
                                               ITEM                                        ANNUAL               ANNUAL
    PART #                                  DESCRIPTION                                    VOLUME               VOLUME
---------------------------------------------------------------------------------------------------------------------------
    RT-522                   5cc Sub-Assembly 22 Gauge Needle Holder/                     150,000              1,500,000
                                         Black Plunger Cap
---------------------------------------------------------------------------------------------------------------------------
    RT-521                   5cc Sub-Assembly 21 Gauge Needle Holder/                     100,000              1,500,000
                                         Green Plunger Cap
---------------------------------------------------------------------------------------------------------------------------
    RT-520                   5cc Sub-Assembly 20 Gauge Needle Holder/                     300,000              3,000,000
                                        Yellow Plunger Cap
---------------------------------------------------------------------------------------------------------------------------
    RT-1022                  10cc Sub-Assembly 22 Gauge Needle Holder/                    150,000              2,000,000
                                         Black Plunger Cap
---------------------------------------------------------------------------------------------------------------------------
    RT-1021                  10cc Sub-Assembly 21 Gauge Needle Holder/                    150,000              2,000,000
                                         Green Plunger Cap
---------------------------------------------------------------------------------------------------------------------------
    RT-1020                  10cc Sub-Assembly 20 Gauge Needle Holder/                    150,000              2,000,000
                                        Yellow Plunger Cap
---------------------------------------------------------------------------------------------------------------------------

April 7, 2000     RTI - NPA Agreement   Confidential    RTI T.S.  NPA F.V.
                                                           ------    ------